UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2020

Financial Gravity Companies, Inc. –

(Exact name of registrant as specified in its charter)

Nevada –

(State or other jurisdiction of incorporation)

333-144504	20-4057712 –
(Commission File Number)	(IRS Employer Identification No.)

12600 Hill Country Blvd., Suite R-275, Bee Cave, Texas 78738

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (800) 588-3893

______________ .

Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01.       Changes in Registrant’s Certifying Accountant

In a letter dated June 2, 2020, Financial Gravity Companies, Inc. (the “Company”) received notice from its independent registered public accounting firm, Whitley Penn LLP (“Whitley Penn”), that Whitley Penn would decline to stand for re-appointment as the Company’s certifying accountant for fiscal year 2020.

Independent of its letter to the Company, Whitley Penn communicated to Company management that the firm is not currently taking on any additional broker/dealers. On May 21, 2020 the Company acquired a broker/dealer, Forta Financial Group, Inc.; accordingly, the Company is exploring the engagement of another independent registered public accounting firm.

None of Whitley Penn’s audit reports for the years ended September 30, 2019 or 2018 contained an adverse opinion or a disclaimer of opinion, nor was any such report qualified or modified , except that the reports included an Emphasis of Matter regarding the Company’s ability to continue as a going concern.

In addition, during the years ended September 30, 2019 and 2018, and through June 2, 2020 (the date of resignation), there were (i) no disagreements between the Company and Whitley Penn on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to Whitley Penn’s satisfaction, would have caused Whitley Penn to make reference to the subject matter of the disagreement in connection with its report for such years, and (ii) no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K for such years and subsequent interim periods through June 2, 2020.

The Company has provided Whitley Penn with a copy of the disclosure set forth in this report and requested that Whitley Penn furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made herein and, if not, stating the respects in which it does not agree, as required by SEC rules. A copy of Whitley Penn’s letter, dated June 11, 2020, stating its agreement with the above statements, is attached as Exhibit 16.1 to this report.

Item 9.01.       Financial Statements and Exhibits

(d)           Exhibits.

Exhibit Number	Description
16.1 *	Letter from Whitley Penn LLP

* Filed herewith

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Financial Gravity Companies, Inc.
(Registrant)

By:	/s/ Scott Winters
	Name:	Scott Winters
	Title:	Chief Executive Officer

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